Commitments and Contingencies	9 Months Ended
Sep. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
The commitments and contingencies described in this footnote relate to Wright Medical Technology, Inc., a wholly owned subsidiary of Wright Medical Group, Inc., and are not necessarily applicable to Wright Medical Group, Inc. or other affiliated entities. See Note 14 regarding the merger with Tornier which occurred subsequent to our balance sheet date.
Legal Contingencies
As described below, our business is subject to various contingencies, including patent and other litigation, product liability claims and a government inquiry.  These contingencies could result in losses, including damages, fines, or penalties, any of which could be substantial, as well as criminal charges. Although such matters are inherently unpredictable, and negative outcomes or verdicts can occur, we believe we have significant defenses in all of them, are vigorously defending all of them, and do not believe any of them will have a material adverse effect on our financial position. However, we could incur judgments, pay settlements, or revise our expectations regarding the outcome of any matter. Such developments, if any, could have a material adverse effect on our results of operations in the period in which applicable amounts are accrued, or on our cash flows in the period in which amounts are paid.
Our contingencies are subject to significant uncertainties and, therefore, determining the likelihood of a loss or the measurement of a loss can be complex. We have accrued for losses that are both probable and reasonably estimable. Unless otherwise indicated, we are unable to estimate the range of reasonably possible loss in excess of amounts accrued.  Our assessment process relies on estimates and assumptions that may prove to be incomplete or inaccurate. Unanticipated events and circumstances may occur that could cause us to change our estimates and assumptions.
Governmental Inquiries
On September 29, 2010, we entered into a five year Corporate Integrity Agreement (CIA) with the Office of the Inspector General of the United States Department of Health and Human Services (OIG-HHS). The CIA was filed as Exhibit 10.2 to our current report on Form 8-K filed on September 30, 2010. While the CIA expired on September 29, 2015, we have certain reporting obligations with the OIG-HHS that will continue into 2016.
The CIA imposed on us certain obligations to maintain compliance with U.S. healthcare laws, regulations and other requirements. Our failure to do so could expose us to significant liability, including, but not limited to, exclusion from federal healthcare program participation, including Medicaid and Medicare, potential prosecution, civil and criminal fines or penalties, as well as additional litigation cost and expense.
On August 3, 2012, we received a subpoena from the USAO for the Western District of Tennessee requesting records and documentation relating to our PROFEMUR® series of hip replacement devices. The subpoena covers the period from January 1, 2000 to August 2, 2012. We continue to cooperate with the investigation.

Patent Litigation
In 2011, Howmedica Osteonics Corp. and Stryker Ireland, Ltd. (collectively, Stryker), each a subsidiary of Stryker Corporation, filed a lawsuit against Wright Medical Technology, Inc. (WMT) in the United States District Court for the District of New Jersey alleging that we infringed Stryker's U.S. Patent No. 6,475,243 related to our LINEAGE® Acetabular Cup System and DYNASTY® Acetabular Cup System. The lawsuit seeks an order of infringement, injunctive relief, unspecified damages, and various other costs and relief. On July 9, 2013, the Court issued a claim construction ruling. On November 25, 2014, the Court entered judgment of non-infringement in our favor. On January 7, 2015, Howmedica and Stryker filed a notice of appeal to the Court of Appeals for the Federal Circuit. The appeal is fully briefed and the Court of Appeals will hear oral argument on December 10, 2015.
In 2012, Bonutti Skeletal Innovations, LLC (Bonutti) filed a patent infringement lawsuit against us in the United States Court for the District of Delaware. Subsequently, Inter Partes Review (IPR) of the Bonutti patents was sought before the U.S. Patent and Trademark Office. On April 7, 2014, the Court stayed the case pending outcome of the IPR. Bonutti originally alleged that the Link Sled Prosthesis infringes U.S. Patent 6,702,821. The Link Sled Prosthesis is a product we distributed under a distribution agreement with LinkBio Corp, which expired on December 31, 2013. In January 2013, Bonutti amended its complaint, alleging that the ADVANCE® knee system, including ODYSSEY® instrumentation, infringes U.S. Patent 8,133,229, and that the ADVANCE® knee system, including ODYSSEY® instrumentation and PROPHECY® guides, infringes U.S. Patent 7,806,896, which was issued on October 5, 2010. All of the claims of the asserted patents are directed to surgical methods for minimally invasive surgery. As a result of the arguments submitted in the IPR, Bonutti abandoned the claims subject to the IPR from U.S. Patent 8,133,229, leaving one claim from U.S. Patent 7,806,896 still pending before the Patent Office Board that administers IPR’s. On February 18, 2015, the Patent Office Board held that remaining claim invalid. Following the conclusion of the IPRs, the District Court has lifted the stay, and we are continuing with our defense as to remaining patent claims asserted by Bonutti.
In June 2013, Orthophoenix, LLC filed a patent lawsuit against us in the United States District Court for the District of Delaware alleging that the X-REAM® product infringes two patents. In June 2014, we filed a request for IPR with the U.S. Patent and Trademark Office. On December 16, 2014, the Patent Office Board denied our petitions requesting IPR. We are continuing with our defense before the District Court.
In June 2013, Anglefix, LLC filed suit in the United States District Court for the Western District of Tennessee, alleging that our ORTHOLOC® products infringe Anglefix’s asserted patent. On April 14, 2014, we filed a request for IPR with the U.S. Patent and Trademark Office. In October 2014, the Court stayed the case pending outcome of the IPR. On June 30, 2015, the Patent Office Board entered judgment in our favor as to all patent claims at issue in the IPR. Following the conclusion of the IPR, the District Court lifted the stay, and we are continuing with our defense as to remaining patent claims asserted by AngleFix.
In February 2014, Biomedical Enterprises, Inc. filed suit against Solana Surgical, LLC in the United States District Court for the Western District of Texas alleging Solana's FuseForce Fixation system infringes U.S. Patent No. 8,584,853 entitled “Method and Apparatus for an Orthopedic Fixation System.” On February 20, 2015, we filed a request for IPR with the U.S. Patent and Trademark Office. On February 27, 2015, Biomedical Enterprises filed an amended complaint to add us and WMT as parties to the litigation. On April 3, 2015, the parties filed a stipulation of dismissal without prejudice as to us. On August 10, 2015, the Patent Office Review Board initiated IPR as to all challenged patent claims.
On September 23, 2014, Spineology filed a patent infringement lawsuit, Case No. 0:14-cv-03767, in the U.S. District Court in Minnesota, alleging that Wright’s X-REAM® bone reamer infringes U.S. Patent No. RE42,757 entitled “EXPANDABLE REAMER.”  In January 2015, as the deadline for service of its complaint, Spineology dismissed its complaint without prejudice and filed a new, identical complaint. We filed an answer to the new complaint with the court on April 27, 2015.
On January 13, 2015, we received a notice from Corin Limited claiming a portion of the INFINITY® Total Ankle System infringes their patent rights in France, Germany, Italy, Spain, the Netherlands, and the United Kingdom. We are currently investigating the merits of this claim.
Subject to the provisions of the asset purchase agreement with MicroPort for the sale of our OrthoRecon business, we will continue to be responsible for defense of pre-existing patent infringement cases relating to our OrthoRecon business, and for resulting liabilities, if any.
Product Liability
We have received claims for personal injury against us associated with fractures of our PROFEMUR® long titanium modular neck product (PROFEMUR® Claims). The overall fracture rate for the product is low and the fractures appear, at least in part, to relate to patient demographics. Beginning in 2009, we began offering a cobalt-chrome version of our PROFEMUR® modular neck, which has greater strength characteristics than the alternative titanium version. Historically, we have reflected our liability for these claims as part of our standard product liability accruals on a case-by-case basis. However, during the quarter ended September 30, 2011, as a result of an increase in the number and monetary amount of these claims, management estimated our liability to patients in North America who have previously required a revision following a fracture of a PROFEMUR® long titanium modular neck, or who may require a revision in the future. Management has estimated that this aggregate liability ranges from approximately $19 million to $24.8 million. Any claims associated with this product outside of North America, or for any other products, will be managed as part of our standard product liability accruals.
Due to the uncertainty within our aggregate range of loss resulting from the estimation of the number of claims and related monetary payments, we have recorded a liability of $19 million, which represents the low-end of our estimated aggregate range of loss. We have classified $5 million of this liability as current in “Accrued expenses and other current liabilities” and $14 million as non-current in “Other liabilities” on our condensed consolidated balance sheet. We expect to pay the majority of these claims within the next three years.
During the quarter ended September 30, 2015, we increased our estimated liability by approximately $4 million for claims that had been incurred in prior periods. We have analyzed the impact of this adjustment and determined that this out-of-period charge did not have a material impact to the prior period or current period financial statements.
We have maintained product liability insurance coverage on a claims-made basis. During the quarter ended March 31, 2013, we received a customary reservation of rights from our primary product liability insurance carrier asserting that present and future claims related to fractures of our PROFEMUR® titanium modular neck hip products and which allege certain types of injury (Modular Neck Claims) would be covered as a single occurrence under the policy year the first such claim was asserted. The effect of this coverage position would be to place Modular Neck Claims into a single prior policy year in which applicable claims-made coverage was available, subject to the overall policy limits then in effect. Management agrees with the assertion that the Modular Neck Claims should be treated as a single occurrence, but notified the carrier that it disputed the carrier's selection of available policy years. During the second quarter of 2013, we received confirmation from the primary carrier confirming their agreement with our policy year determination. Based on our insurer's treatment of Modular Neck Claims as a single occurrence, we increased our estimate of the total probable insurance recovery related to Modular Neck Claims by $19.4 million, and recognized such additional recovery as a reduction to our selling, general and administrative expenses for the three-months ended March 31, 2013, within results of discontinued operations. In the quarter ended June 30, 2013, we received payment from the primary insurance carrier of $5 million. In the quarter ended September 30, 2013, we received payment of $10 million from the next insurance carrier in the tower. We have requested, but not yet received, payment of the remaining $25 million from the third insurance carrier in the tower for that policy period. The policies with the second and third carrier in this tower are “follow form” policies and management believes the third carrier should follow the coverage position taken by the primary carrier. On September 29, 2015, that third carrier asserted that the terms and conditions identified in its reservation of rights will preclude coverage for the Modular Neck Claims. We strongly dispute the carrier's position and intend to vigorously seek recovery of these funds in the appropriate forum. Pursuant to applicable accounting standards, we have reduced our insurance receivable balance for this claim to $0, and recorded a $25 million charge within Net Loss from Discontinued Operations.
Claims for personal injury have also been made against us associated with our metal-on-metal hip products (primarily our CONSERVE® product line). The pre-trial management of certain of these claims has been consolidated in the federal court system under multi-district litigation, and certain other claims in state courts in California, collectively the Consolidated Metal-on-Metal Claims. The number of these lawsuits presently exceeds 1,000. We have also entered into an excess of 800 so called "tolling agreements" with potential claimants who have not yet filed suit. We believe we have data that supports the efficacy and safety of our metal-on-metal hip products. While continuing to dispute liability, we have participated in court supervised non-binding mediation in the multi-district federal court litigation. The supervising judge in the Federal Court consolidated proceedings has set a bellwether trial date for the first trial on November 9, 2015. The supervising judge in the California state court proceeding has set a trial date in March 2016.
We have maintained product liability insurance coverage on a claims-made basis. During the quarter ended September 30, 2012, we received a customary reservation of rights from our primary product liability insurance carrier asserting that certain present and future claims which allege certain types of injury related to our CONSERVE® metal-on-metal hip products (CONSERVE® Claims) would be covered as a single occurrence under the policy year the first such claim was asserted. The effect of this coverage position would be to place CONSERVE® Claims into a single prior policy year in which applicable claims-made coverage was available, subject to the overall policy limits then in effect. Management agrees that there is insurance coverage for the CONSERVE® Claims, but has notified the carrier that it disputes the carrier's characterization of the CONSERVE® Claims as a single occurrence.
Management has recorded an insurance receivable for the probable recovery of spending in excess of our retention for a single occurrence. During the first quarter of 2015, we received $5 million of insurance proceeds, which represent the amount undisputed by the carrier for the policy year the first claim was asserted. Our acceptance of these proceeds was not a waiver of any other claim that we may have against the insurance carrier. As of September 30, 2015, this receivable totaled $14.8 million, and is solely related to defense costs incurred through September 30, 2015. However, the amount we ultimately receive may differ depending on the final conclusion of the insurance policy year or years and the number of occurrences. We believe our contracts with the insurance carriers are enforceable for these claims and, therefore, we believe it is probable that we will receive recoveries from our insurance carriers. However, our insurance carriers could still ultimately deny coverage for some or all of our insurance claims.
Every metal-on-metal hip case involves fundamental issues of science and medicine that often are uncertain, that continue to evolve, and which present contested facts and issues that can differ significantly from case to case. Such contested facts and issues include medical causation, individual patient characteristics, surgery specific factors, and the existence of actual, provable injury. Given these complexities, we are unable to reasonably estimate a probable liability for these matters. Although we continue to contest liability, based upon currently available information, we estimate a reasonably possible range of liability for the Consolidated Metal-on-Metal Claims, before insurance recoveries, averaging from zero to $250,000 per case.
Based upon the information we have at this time, we do not believe our liabilities, if any, in connection with these matters will exceed our available insurance. However, as described below, we are currently litigating coverage issues with certain of our carriers. As the litigation moves forward and circumstances continue to develop, our belief we will be able to resolve the Consolidated Metal-on-Metal Claims within available insurance coverage could change, which could materially impact our results of operations and financial position. Further, and notwithstanding our present belief we will be able to resolve these Claims within available insurance proceeds, we would consider contributing a limited amount to the funding of an acceptable, comprehensive, mediated settlement among claimants and insurers. To this end, we have indicated a willingness to contribute up to $30 million to achieve such a comprehensive settlement. Due to continuing uncertainty around (i) whether a multi-party comprehensive settlement can be achieved, (ii) the outcome of our coverage litigation with insurers which could impact the ability to reach a settlement and (iii) the case by case outcomes of any Metal-on-Metal claims ultimately litigated (and which we expect to contest vigorously), we are unable to reasonably estimate a probable liability for these matters and, therefore, no amounts have been accrued.
In June 2014, St. Paul Surplus Lines Insurance Company (Travelers), which was an excess carrier in our coverage towers across multiple policy years, filed a declaratory judgment action in Tennessee state court naming us and certain of our other insurance carriers as defendants and asking the court to rule on the rights and responsibilities of the parties with regard to the CONSERVE® Claims. Among other things, Travelers appears to dispute our contention that the CONSERVE® Claims arise out of more than a single occurrence thereby triggering multiple policy periods of coverage.  Travelers further seeks a determination as to the applicable policy period triggered by the alleged single occurrence.  We filed a separate lawsuit in state court in California for declaratory judgment against certain carriers and breach of contract against the primary carrier, and have moved to dismiss or stay the Tennessee action on a number of grounds, including that California is the most appropriate jurisdiction. During the third quarter of 2014, the California Court granted Travelers' motion to stay our California action.
In May 2015, we entered into confidential settlement discussions with our insurance carriers through a private mediator.  These discussions are continuing.
In February 2014, Biomet, Inc. (Biomet) announced it had reached a settlement in the multi-district litigation involving its own metal-on-metal hip products. The terms announced by Biomet include: (i) an expected base settlement amount of $200,000; (ii) an expected minimum settlement amount of $20,000; (iii) no payments to plaintiffs who did not undergo a revision surgery; and (iv) a total settlement amount expected to be within Biomet’s aggregate insurance coverage. We believe our situation involves facts and circumstances that differ significantly from the Biomet cases.
In addition to the Consolidated Metal-on-Metal Claims discussed above, there are currently certain other pending claims related to our metal-on-metal hip products for which we are accounting in accordance with our standard product liability accrual methodology on a case by case basis.
Certain liabilities associated with the OrthoRecon business, including product liability claims associated with hip and knee products sold prior to the closing, were not assumed by MicroPort. Liabilities associated with these product liability claims, including legal defense, settlements and judgments, income associated with product liability insurance recoveries, and changes to any contingent liabilities associated with the OrthoRecon business have been reflected within results of discontinued operations, and we will continue to reflect these within results of discontinued operations in future periods. MicroPort is responsible for product liability claims associated with products it sells after the closing.
In June 2015, a jury returned a $4.4 million verdict against us in a case involving a fractured hip implant stem sold prior to the MicroPort closing.  This was a one-of-a-kind case unrelated to the modular neck fracture cases we have been reporting. There are no other cases pending related to this component, nor are we aware of other instances where this component has fractured. In September 2015, the trial judge reduced the jury verdict to $1.025 million and indicated that if plaintiff did not accept the reduced award he would schedule a new trial solely on the issue of damages. Both parties have appealed, and we expect no further substantive post-trial activity until the appeals are heard. We are presently evaluating our post-trial options. The $4.4 million probable liability associated with this matter is reflected within “Accrued expenses and other current liabilities,” and a $4.1 million receivable associated with the probable recovery from product liability insurance is reflected within “Other current assets.”
MicroPort Indemnification Claim
In July 2015, we received demand letters from MicroPort seeking indemnification under the terms of the asset purchase agreement for the sale of our OrthoRecon business for losses or potential losses it has incurred or may incur as a result of either alleged breaches of representations in the asset purchase agreement or alleged unassumed liabilities. MicroPort asserted that the range of potential losses for which it seeks indemnity is between $18.5 million and $30 million. We responded to MicroPort's demand letters and received a further demand letter reiterating each of their claims and providing revised claim amounts. In this letter MicroPort asserted that the range of potential losses for which it seeks indemnity is between $77.5 million and $112.5 million. We expect to vigorously contest the validity of these claims and we have not determined the likelihood of an unfavorable outcome.
Other
In addition to those noted above, we are subject to various other legal proceedings, product liability claims, corporate governance, and other matters which arise in the ordinary course of business.